ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

5,174 records
Balance: 1,024,183,061
All records

Selection Criteria: All records
Table of Contents

1.

FICO (First Liens Only)

2.

FICO (Second Liens Only)

3.

FICO (IO Loans)

1. FICO (First Liens Only)

FICO (First Liens Only)	Unpaid Principal Balance	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
0 - 19	3,790,021.00	72.21	95.00	69.92	98.44	0.00	9.952	6.354	6.30
480 - 499	169,600.00	80.00	80.00	100.00	100.00	0.00	11.850	6.750	0.00
500 - 519	49,861,769.69	76.00	95.00	62.37	99.42	0.00	9.822	6.421	1.34
520 - 539	53,222,472.52	76.12	95.00	56.84	98.22	0.00	9.610	6.421	1.61
540 - 559	58,944,654.85	76.31	96.22	60.74	98.85	0.00	9.243	6.305	1.98
560 - 579	111,402,474.55	77.10	100.00	71.04	95.76	0.95	8.476	6.231	10.19
580 - 599	170,313,520.34	79.46	100.00	72.42	96.48	8.67	8.150	6.179	29.98
600 - 619	158,590,235.77	80.84	100.00	63.44	91.24	12.49	8.101	6.151	20.94
620 - 639	144,050,230.96	82.26	100.00	55.16	90.00	14.92	7.885	6.113	17.30
640 - 659	107,360,157.43	82.48	100.00	48.46	88.12	13.79	7.915	6.100	21.38
660 - 679	76,630,613.10	82.61	102.57	36.42	85.78	17.35	7.881	6.084	28.84
680 - 699	20,116,640.80	83.98	100.00	51.95	82.16	37.69	7.395	6.060	35.93
700 - 719	8,120,881.09	84.77	95.00	28.95	87.15	46.16	7.757	5.995	43.01
720 - 739	7,474,836.89	85.25	100.00	55.60	85.78	57.91	7.317	5.951	25.64
740 - 759	1,331,412.53	83.47	90.00	0.00	65.28	21.39	6.738	5.220	65.28
760 - 779	1,376,444.51	86.07	95.00	100.00	89.65	0.00	7.109	5.185	35.84
780 - 799	993,576.93	82.36	90.00	0.00	30.15	0.00	8.508	6.055	30.15
800 - 819	357,555.00	93.32	95.00	100.00	0.00	0.00	8.447	6.100	0.00
Total:	974,107,097.96	80.04	102.57	59.66	92.61	10.39	8.304	6.180	18.77

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2. FICO (Second Liens Only)

FICO (Second Liens Only)	Unpaid Principal Balance	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
500 - 519	73,850.00	98.39	100.00	100.00	100.00	0.00	12.677	0.000	0.00
520 - 539	82,730.00	97.51	100.00	100.00	100.00	0.00	12.862	0.000	0.00
540 - 559	107,468.00	96.09	100.00	100.00	100.00	0.00	11.839	0.000	0.00
560 - 579	3,836,423.79	98.98	100.00	100.00	100.00	0.00	12.588	0.000	0.00
580 - 599	11,956,366.21	99.87	100.00	100.00	99.76	0.00	12.602	6.898	0.00
600 - 619	9,116,483.85	99.84	100.00	99.48	99.65	0.00	12.211	7.283	0.00
620 - 639	8,694,918.31	99.84	115.83	91.35	99.08	0.00	11.735	0.000	0.00
640 - 659	8,228,238.32	99.76	100.00	70.21	100.00	0.00	11.445	0.000	0.00
660 - 679	5,954,736.21	99.70	100.00	56.17	98.79	0.00	11.016	0.000	0.00
680 - 699	1,469,208.00	98.30	100.00	34.72	90.47	0.00	10.897	0.000	0.00
700 - 719	315,360.00	99.99	100.00	59.67	100.00	0.00	10.678	0.000	0.00
720 - 739	126,780.00	100.00	100.00	0.00	100.00	0.00	11.209	0.000	0.00
740 - 759	113,400.00	100.00	100.00	0.00	100.00	0.00	10.750	0.000	0.00
Total:	50,075,962.69	99.69	115.83	85.65	99.30	0.00	11.929	7.084	0.00

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3. FICO (IO Loans)

FICO (IO Loans)	Unpaid Principal Balance	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
560 - 579	1,062,320.00	65.24	80.00	52.93	100.00	100.00	7.851	6.207	35.05
580 - 599	14,773,295.00	78.07	100.00	79.44	100.00	100.00	7.664	6.141	29.34
600 - 619	19,814,052.00	79.70	100.00	63.45	100.00	100.00	7.673	6.107	22.79
620 - 639	21,491,737.75	82.76	100.00	54.59	100.00	100.00	7.454	6.102	19.99
640 - 659	14,808,695.00	79.17	94.90	57.59	100.00	100.00	7.505	6.091	41.07
660 - 679	13,295,652.20	79.43	100.00	37.54	100.00	100.00	7.528	6.081	35.17
680 - 699	7,582,803.00	82.59	100.00	75.10	97.49	100.00	6.780	6.052	33.17
700 - 719	3,748,920.00	83.34	90.00	33.97	100.00	100.00	7.905	6.288	56.04
720 - 739	4,328,815.00	84.09	100.00	57.67	100.00	100.00	7.337	6.100	37.99
740 - 759	284,800.00	80.00	80.00	0.00	100.00	100.00	7.600	6.100	100.00
Total:	101,191,089.95	80.39	100.00	58.88	99.81	100.00	7.511	6.109	30.46

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jun 15, 2006 18:59

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